                                                                    EXHIBIT 10.6

                   MASTER ASSIGNMENT AND ACCEPTANCE AGREEMENT
                             (TRANCHE C TERM LOAN)


                  This MASTER ASSIGNMENT AND ACCEPTANCE AGREEMENT (TRANCHE C TERM LOAN) (this "Assignment and Acceptance") dated as of April 24, 2002 is made between Bank of America, N.A.(the "Assignor") and each of the parties listed on Annex I hereto (each, an "Assignee" and collectively, the "Assignees").


                                    RECITALS

                  The Assignor is party to the Amended and Restated Credit Agreement dated as of March 19, 1999 (as amended, modified, supplemented or renewed, the "Credit Agreement") among Dura Automotive Systems, Inc. ("DASI"), Dura Operating Corp. ("Dura"), certain subsidiaries of DASI, Bank of America, N.A., as Agent (the "Agent"), Issuing Lender and Swing Line Lender, Bank of America, N.A. acting through its Canada Branch, as Canadian Lender, and the several financial institutions from time to time party thereto (including the Assignor, the "Lenders"). Terms defined in the Credit Agreement and not defined in this Assignment and Acceptance are used herein as defined in the Credit Agreement.

                  The Assignor wishes to assign to the Assignees part of the rights and obligations of the Assignor under the Credit Agreement in respect of the Tranche C Term Loans, and each Assignee wishes to accept assignment of such rights and to assume such obligations from the Assignor, in each case on the terms and subject to the conditions of this Assignment and Acceptance.

                  NOW, THEREFORE, in consideration of the foregoing and the mutual agreements contained herein, the parties hereto agree as follows:

     1.       Assignment and Acceptance.

         (a) Subject to the terms and conditions of this Assignment and Acceptance, (i) the Assignor hereby sells, transfers and assigns to each Assignee, and (ii) each Assignee hereby purchases, assumes and undertakes from the Assignor, without recourse and without representation or warranty (except as provided in this Assignment and Acceptance),

         (i) the amount of the Assignor's Tranche C Term Loan set forth opposite such Assignee's name on Annex I hereto; and

         (ii) all related rights, benefits, obligations, liabilities and indemnities of the Assignor under and in connection with the Credit Agreement and the other Loan Documents

(all of the foregoing being herein called the "Assigned Rights and Obligations").

         (b) With effect on and after the Effective Date (as defined in Section 5 hereof), each Assignee shall be a party to the Credit Agreement and succeed to all of the rights and be obligated to perform all of the obligations of a Lender under the Credit Agreement, including the requirements concerning confidentiality and the payment of indemnification, with a Pro Rata Share of the Tranche C Term Facility equal to the percentage set forth opposite such Assignee's name on Annex I hereto. Each Assignee agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Credit Agreement are required to be performed by it as a Lender. It is the intent of the parties hereto that
(i) as of the Effective Date, the Pro Rata Share of the Assignor of the Tranche C Term Facility shall be reduced to the percentage set forth on Annex I for the Assignor and (ii) the Assignor shall relinquish its rights and be released from its obligations under the Credit Agreement to the extent such obligations have been assumed by the Assignees; provided, however, that the Assignor shall not relinquish its rights under Article VII or Sections 14.4 or 14.5 of the Credit Agreement in respect of the Assigned Rights and Obligations to the extent such rights relate to the time prior to the Effective Date.

            (c) After giving effect to the assignment and assumption set forth herein, on the Effective Date the Assignees' and the Assignor's respective Tranche C Term Loans will be as set forth on Annex I.

         2. Payments.

         As consideration for the sale, assignment and transfer contemplated in
Section 1 hereof, each Assignee shall pay to the Assignor on the Effective Date in immediately available funds an amount equal to the amount set forth opposite such Assignee's name on Annex I, representing the principal amount of all outstanding and funded Tranche C Term Loans included within the Assigned Rights and Obligations of such Assignee.

         3. Reallocation of Payments.

         Any interest, fees and other payments accrued to the Effective Date with respect to the Assigned Rights and Obligations shall be for the account of the Assignor. Any interest, fees and other payments accrued on and after the Effective Date with respect to the Assigned Rights and Obligations shall be for the account of the related Assignee. Each of the Assignor and each Assignee agrees that it will hold in trust for the other party any interest, fees and other amounts which it may receive to which the other party is entitled pursuant to the preceding two sentences and pay to the other party any such amounts which it may receive promptly upon receipt.

         4. Independent Credit Decision.

         Each Assignee (a) acknowledges that it has received a copy of the Credit Agreement and the Schedules and Exhibits thereto, together with copies of the most recent financial statements referred to in Section 10.1 of the Credit Agreement, and such other documents and information as it has deemed appropriate to make its own credit and legal analysis and decision to enter into this Assignment and Acceptance; and (b) agrees that it will, independently and without reliance upon the Assignor, the Agents or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit and legal decisions in taking or not taking action under the Credit Agreement.

         5. Effective Date; Notices.

                  (a) As between the Assignor and each Assignee, the effective date for this Assignment and Acceptance shall be April 24, 2002 (the "Effective Date"); provided that the following conditions precedent have been satisfied on or before the Effective Date:

                           (i) this Assignment and Acceptance shall be executed
and delivered by the Assignor and the Assignee;

                           (ii) the consent of DASI and the Agent, if required
for an effective assignment of the Assigned Rights and Obligations by the Assignor to such Assignee under Section 14.8(a) of the Credit Agreement, shall have been duly obtained and shall be in full force and effect as of the Effective Date; and

                           (iii) such Assignee shall pay to the Assignor all
amounts due to the Assignor under this Assignment and Acceptance.

                  (b) Promptly following the execution of this Assignment and Acceptance, the Assignor shall deliver to the Borrowers, the Issuing Lender, the Swing Line Lender, the Canadian Lender and the Agent, for acknowledgment by the Agent, a Notice of Assignment substantially in the form attached hereto as
Schedule 1.

         6. Agent.

                  (a) Each Assignee hereby appoints and authorizes the Assignor to take such action as agent on its behalf and to exercise such powers under the Credit Agreement as are delegated to the Agent by the Lenders pursuant to the terms of the Credit Agreement.

                  (b) No Assignee shall assume any duties or obligations held by the Assignor in its capacities as Agent, Canadian Lender, Issuing Lender or Swing Line Lender under the Credit Agreement.

         7. Representations and Warranties.

                  (a) The Assignor represents and warrants that (i) it is the legal and beneficial owner of the interest being assigned by it hereunder and that such interest is free and clear of any Lien or other adverse claim; (ii) it is duly organized and existing and it has the full power and authority to take, and has taken, all action necessary to execute and deliver this Assignment and Acceptance and any other documents required or permitted to be executed or delivered by it in connection with this Assignment and Acceptance and to fulfill its obligations hereunder; (iii) no notices to, or consents, authorizations or approvals of, any Person are required (other than any already given or obtained) for its due execution, delivery and performance of this Assignment and Acceptance, and apart from any agreements or undertakings or filings required by the Credit Agreement, no further action by, or notice to, or filing with, any Person is required of it for such execution, delivery or performance; and (iv) this Assignment and Acceptance has been duly executed and delivered by it and constitutes the legal, valid and binding obligation of the Assignor, enforceable against the Assignor in accordance with the terms hereof, subject, as to enforcement, to bankruptcy, insolvency, moratorium, reorganization and other laws of general application relating to or affecting creditors' rights and to general equitable principles.

                  (b) The Assignor makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Credit Agreement or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Credit Agreement or any other instrument or document furnished pursuant thereto. The Assignor makes no representation or warranty in connection with, and assumes no responsibility with respect to, the solvency, financial condition or statements of the Borrowers or any other Loan Party, or the performance or observance by the Borrowers or any other Loan Party of any of their obligations under the Credit Agreement or any other instrument or document furnished in connection therewith.

                  (c) Each Assignee represents and warrants that (i) it is duly organized and existing and it has full power and authority to take, and has taken, all action necessary to execute and deliver this Assignment and Acceptance and any other documents required or permitted to be executed or delivered by it in connection with this Assignment and Acceptance, and to fulfill its obligations hereunder; (ii) no notices to, or consents, authorizations or approvals of, any Person are required (other than any already given or obtained) for its due execution, delivery and performance of this Assignment and Acceptance; and apart from any agreements or undertakings or filings required by the Credit Agreement, no further action by, or notice to, or filing with, any Person is required of it for such execution, delivery or performance; (iii) this Assignment and Acceptance has been duly executed and delivered by it and constitutes the legal, valid and binding obligation of the Assignee, enforceable against the Assignee in accordance with the terms hereof, subject, as to enforcement, to bankruptcy, insolvency, moratorium, reorganization and other laws of general application relating to or affecting creditors' rights and to general equitable principles; and (iv) it is an Eligible Assignee.

         8. Further Assurances.

         The Assignor and each Assignee each hereby agree to execute and deliver such other instruments, and take such other action, as either party may reasonably request in connection with the transactions contemplated by this Assignment and Acceptance, including the delivery of any notices or other documents or instruments to DASI or the Agent which may be required in connection with the assignment and assumption contemplated hereby.

         9. Miscellaneous.

                  (a) Any amendment or waiver of any provision of this Assignment and Acceptance shall be in writing and signed by the parties hereto. No failure or delay by either party hereto in exercising any right, power or privilege hereunder shall operate as a waiver thereof and any waiver of any breach of the provisions of this Assignment and Acceptance shall be without prejudice to any rights with respect to any other or further breach thereof.

                  (b) All payments made hereunder shall be made without any set-off or counterclaim.

                  (c) The Assignor and each Assignee shall each pay its own costs and expenses incurred in connection with the negotiation, preparation, execution and performance of this Assignment and Acceptance.

                  (d) This Assignment and Acceptance may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument

                  (e) THIS ASSIGNMENT AND ACCEPTANCE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF ILLINOIS. The Assignor and each Assignee each irrevocably submits to the non-exclusive jurisdiction of any State or Federal court sitting in Cook County, Illinois over any suit, action or proceeding arising out of or relating to this Assignment and Acceptance and irrevocably agrees that all claims in respect of such action or proceeding may be heard and determined in such Illinois State or Federal court. Each party to this Assignment and Acceptance hereby irrevocably waives, to the fullest extent it may effectively do so, the defense of an inconvenient forum to the maintenance of such action or proceeding.

                  (f) THE ASSIGNOR AND EACH ASSIGNEE EACH HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH THIS ASSIGNMENT AND ACCEPTANCE, THE CREDIT AGREEMENT, ANY RELATED DOCUMENT OR AGREEMENT OR ANY COURSE OF CONDUCT, COURSE OF DEALING OR STATEMENT (WHETHER ORAL OR WRITTEN).

                  (g) This Assignment and Acceptance is a master agreement, and each assignment and acceptance provided for hereunder between the Assignor and each Assignee constitutes a separate agreement between the Assignor and such Assignee. No Assignee has any rights or obligations in respect of any other assignment and acceptance hereunder between the Assignor and any other Assignee.

         IN WITNESS WHEREOF, the Assignor and each Assignee have caused this Assignment and Acceptance to be executed and delivered by their duly authorized officers as of the date first above written.

                                                         BANK OF AMERICA, N.A.


                                                         By: /s/ EDWARD HARMON
                                                            ------------------
                                                         Title: VICE PRESIDENT
                                                               ---------------



                                      S-1
                                                             TRANCHE C TERM LOAN
                                                           MASTER ASSIGNMENT AND
                                                            ACCEPTANCE AGREEMENT

                                     ANNEX I


                                                                                    Tranche C Term Facility
                                                     Amount of                          Pro Rata Share
                                                Tranche C Term Loan                 ------------------------
                                                -------------------                 (to ninth decimal place)



Bank of America, N.A.                            U.S.$22,500,000.00                       15.000000000%
Assignee
--------
Pinehurst Trading, Inc.                          U.S.$1,400,000.00                        0.933333333%
AIMCO CDO Series 2000-A                          U.S.$1,750,000.00                        1.166666667%
AIMCO CLO Series 2001-A                          U.S.$1,750,000.00                        1.166666667%
Allstate Life Insurance Company                  U.S.$2,900,000.00                        1.933333333%
KZH ING-2 LLC                                    U.S.$2,100,000.00                        1.400000000%
KZH Sterling LLC                                 U.S.$1,500,000.00                        1.000000000%
KZH Cypress Tree-1 LLC                           U.S.$2,100,000.00                        1.400000000%
Centurion CDO II, Ltd.                           U.S.$1,000,000.00                        0.666666667%
Sequils-Centurion V, Ltd.                        U.S.$1,000,000.00                        0.666666667%
Venture CDO 2002, Limited                        U.S.$1,700,000.00                        1.133333333%
Sierra CLO I, Ltd.                               U.S.$2,300,000.00                        1.533333333%
Stanwich Loan Funding LLC                        U.S.$2,900,000.00                        1.933333333%
Thermopylae Funding Corp.                        U.S.$1,400,000.00                        0.933333333%
Jupiter Loan Funding LLC                         U.S.$2,700,000.00                        1.800000000%
Winged Foot Funding Trust                        U.S.$3,000,000.00                        2.000000000%
Olympic Funding Trust,                           U.S.$3,979,000.00                        2.652666667%
   Series 1999-1
SEQUILS-Cumberland I, Ltd.                       U.S.$2,878,000.00                        1.918666667%
Muirfield Trading LLC                            U.S.$1,436,000.00                        0.957333333%
ROSEMONT CLO, Ltd.                               U.S.$1,707,000.00                        1.138000000%
Denali Capital CLO I, Ltd.                       U.S.$2,800,000.00                        1.866666667%
Flagship CLO-2000-1                              U.S.$2,100,000.00                        1.400000000%
Batterson Park                                   U.S.$2,150,000.00                        1.433333333%
KZH Waterside LLC                                U.S.$2,150,000.00                        1.433333333%
North American Company for Life and Health       U.S.$2,900,000.00                        1.933333333%
Insurance
ING-ORYX, Ltd.                                   U.S.$2,900,000.00                        1.933333333%
Nemean CLO, Ltd.                                 U.S.$2,900,000.00                        1.933333333%
ELC (Cayman) Ltd. CDO 1999-I                     U.S.$2,500,000.00                        1.666666667%
ELC (Cayman) Ltd. 1999-III                       U.S.$2,400,000.00                        1.600000000%
ELC (Cayman) Ltd. 2000-1                         U.S.$2,500,000.00                        1.666666667%
Apex (IDM) CDO I, Ltd.                           U.S.$3,000,000.00                        2.000000000%
Tryon CLO Ltd. 2000-1                            U.S.$2,500,000.00                        1.666666667%
ELF Funding Trust III                            U.S.$2,300,000.00                        1.533333333%
Nomura Bond & Loan                               U.S.$1,400,000.00                        0.933333333%




                                                                                   Tranche C Term Facility
                                                     Amount of                          Pro Rata Share
                                                Tranche C Term Loan                 ------------------------
                                                -------------------                 (to ninth decimal place)

Clydesdale CLO 2001-1, Ltd.
Pilgrim Prime Rate Trust                         U.S.$3,200,000.00                        2.133333333%
Great Point CLO 1999-1 Ltd.                      U.S.$2,881,577.89                        1.921051927%
Race Point CLO, Limited                          U.S.$1,586,311.63                        1.057541087%
Sankaty High Yield Partners II, L.P.                U.S.$430,792.29                       0.287194860%
Sankaty High Yield Partners III, L.P.            U.S.$2,324,096.58                        1.549397720%
Harbour Town Funding LLC                         U.S.$1,755,275.88                        1.170183920%
Toronto Dominion (New York), Inc.                U.S.$2,881,577.89                        1.921051927%
Long Lane Master Trust IV                        U.S.$2,340,367.84                        1.560245227%
The Sumitomo Trust & Banking Co., Ltd., New      U.S.$7,200,000.00                        4.800000000%
York Branch
Galaxy CLO 1999-1, Ltd.                          U.S$3,994,117.64                         2.662745093%
KZH Soleil LLC                                   U.S.$2,852,941.18                        1.901960787%
KZH Soleil-2 LLC                                 U.S.$2,852,941.18                        1.901960787%
The Travelers Insurance Company                      U.S.$700,000.00                      0.466666667%
Travelers Corporate Loan Fund Inc.               U.S.$1,400,000.00                        0.933333333%
Van Kampen Prime Rate                            U.S.$7,300,000.00                        4.866666667%
    Income Trust
Van Kampen Senior Income Trust                   U.S.$7,300,000.00                        4.866666667%

TOTAL                                            U.S.%150,000,000.00                     100.000000000%



                                   SCHEDULE 1

                       NOTICE OF ASSIGNMENT AND ACCEPTANCE


                                                                  April 24, 2002



To:        Bank of America, N.A., as Agent,
                as Swing Line Lender
                and Issuing Lender

           Bank of America, N.A. acting
                through its Canada Branch,
                as Canadian Lender

           Dura Automotive Systems, Inc.



Ladies and Gentlemen:

         We refer to the Amended and Restated Credit Agreement, dated as of March 19, 1999 (as amended, modified, supplemented or renewed from time to time, the "Credit Agreement"), among Dura Automotive Systems, Inc. ("DASI"), Dura Operating Corp. ("Dura"), certain subsidiaries of Dura, Bank of America, N.A., as Agent (the "Agent"), Issuing Lender and Swing Line Lender, Bank of America, N.A. acting through its Canada Branch, as Canadian Lender, and the other Lenders referred to therein. Terms defined in the Credit Agreement are used herein as therein defined.

         1. We hereby give you notice of, and request your consent to, the assignment by Bank of America, N.A. (the "Assignor") to certain parties (the "Assignees") pursuant to the Assignment and Acceptance Agreement attached hereto (the "Assignment and Acceptance") of:

            (i) U.S. $142,600,000 of the Assignor's Tranche C Term Loan; and

            (ii) all related rights, benefits, obligations, liabilities and indemnities of the Assignor under and in connection with the Credit Agreement and the other Loan Documents

         After giving effect to such assignment and assumption, each Assignee and the Assignor shall have the Pro Rata Shares of the Tranche C Term Facility set forth in the attached Assignment and Acceptance.

         2. Each Assignee agrees that, upon receiving the consent, if applicable, of the Agent and DASI to such assignment, such Assignee will be bound by the terms of the Credit

Agreement as fully and to the same extent as if such Assignee were the Lender originally holding such interest in the Credit Agreement.

         3. The administrative details for the Assignees are set forth in Annex II.

         4. You are entitled to rely upon the representations, warranties and covenants of each of the Assignor and each Assignee contained in the Assignment and Acceptance.

         IN WITNESS WHEREOF, the Assignor and each Assignee have caused this Notice of Assignment and Acceptance to be executed by their respective duly authorized officials, officers or agents as of the date first above mentioned.

                             Very truly yours,

                             BANK OF AMERICA, N.A.


                             By: /s/ EDWARD HARMON
                                 -----------------------
                             Title:  VICE PRESIDENT
                                    --------------------


                                      S-1
                                                            NOTICE OF ASSIGNMENT
                                                                  AND ACCEPTANCE

ACKNOWLEDGED AND ASSIGNMENT
CONSENTED TO:


DURA AUTOMOTIVE SYSTEMS, INC.


By:/s/ GLENN DONG
  ---------------
Its: TREASURER
   --------------


BANK OF AMERICA, N.A., as Agent


By: /s/ DAVID PRICE
  -----------------
Its: VICE PRESIDENT
   ----------------




                                      S-3
                                                            NOTICE OF ASSIGNMENT
                                                                  AND ACCEPTANCE